THE
                                   MATTERHORN
                                     GROWTH
                                   FUND, INC.

Dear Shareholders,

From the vantagepoint of mid-year (and the Fund's fiscal year end), 1998 looks to be an interesting year for the stock market. Following a cooling off period in the fourth quarter of 1997, stock indices dominated by large capitalization stocks resumed their accelerated pace during the first quarter of 1998. The roaring bull market then slowed during the quarter ended June 30.

Despite low inflation and favorable interest rates providing a positive backdrop for corporate earnings growth, fears of the overall impact of Asian problems on the U.S. economy resulted in a cautious retreat for stocks. Sectors most affected were the basic commodity groups while domestic oriented consumer stocks and service related companies fared better.

The  Matterhorn  Growth  Fund was up 11.22% for the fiscal  year (ended June 30,
1998), as we continued to reduce the Fund's expense ratio and increase its net assets. We continue to remain confident that the Fund's holdings will prove to be strong performers for shareholders over the long haul.

The largest industry holdings represented in the Fund's portfolio are banking and insurance, pharmaceuticals, office equipment and telecommunications -- sectors not overly exposed to Asian economies. We continue to favor financial and insurance companies given the consolidation activity in these sectors. Some of our favored holdings in these industry groups include: Firstar Corp., General Re Corp. and NAC Re Corp. Some other noteworthy stocks within the Fund's portfolio include: Johnson & Johnson, MediaOne Group, Inc. (formerly, U.S. West Media Group) and Xerox Corp.

For the balance of the calendar year, we are guardedly optimistic. While domestic economic indicators maintain favorable postures, the global impact of Asia has yet to be determined. Our sense is that 1998 may initiate a return to more normalized long-term rates of return for stocks in general. Selectivity will be the key to performance.

We appreciate your investment with The Matterhorn Growth Fund, Inc.

Sincerely Yours,



/s/ Gregory A. Church                       /s/ Sheldon E. Goldberg
Gregory A. Church                           Sheldon E. Goldberg
President                                   Chairman
The Matterhorn Growth Fund, Inc.            Matterhorn Asset Management Corp.

                           THE MATTERHORN GROWTH FUND

Comparison of the change in value of a $10,000 investment in the Matterhorn Growth Fund, Inc. and the Standard & Poors 500 Index

                      Matterhorn Growth Fund, Inc.              S&P 500
                      ----------------------------              -------

9/27/88*                      10000                              10000
6/30/89                       12279.41                           11853.43
6/30/90                       13799.02                           13346.01
6/30/91                       14215.69                           13835.83
6/30/92                       15441.18                           15214.34
6/30/93                       19901.61                           16794.53
6/30/94                       21016.54                           16561.17
6/30/95                       25085.45                           20306.79
6/30/96                       27996.13                           24999.25
6/30/97                       30977.27                           32995.6
6/30/98                       34501.96                           42266.46


* Previous periods during which the Fund was advised by another advisor are not shown.

Past performance is not predictive of future performance.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

                        The Matterhorn Growth Fund, Inc.

SCHEDULE OF INVESTMENTS at June 30, 1998
------------------------------------------------------------------------------
Shares    COMMON STOCKS: 96.6%                                    Market Value
------------------------------------------------------------------------------
          Auto Related: 1.4%
 6,000    Cooper Tire & Rubber..........................            $ 123,750
                                                                    ---------
          Banking: 14.2%
 3,000    First Chicago NBD Corp........................              265,875
 8,000    Firstar Corp..................................              304,000
 3,000    Fleet Financial Group, Inc....................              250,500
 2,500    Mellon Bank Corp..............................              174,063
 6,000    Summit Bancorp................................              285,000
                                                                    ---------
                                                                    1,279,438
                                                                    ---------

          Chemicals: 2.2%
 8,000    Morton International, Inc.....................              200,000
                                                                    ---------
          Containers: 3.2%
 6,000    Crown Cork & Seal Co., Inc....................              285,000
                                                                    ---------
          Diversified Operations: 2.6%
 3,500    FMC Corp.*....................................              238,656
                                                                    ---------
          Electrical Equipment: 8.0%
 4,000    AMP, Inc......................................              137,500
 7,000    Corning, Inc..................................              243,250
10,000    Thermo Electron Corp.*........................              341,875
                                                                    ---------
                                                                      722,625
                                                                    ---------
          Household Products: 3.1%
 6,000    Kimberly-Clark Corp...........................              275,250
                                                                    ---------
          Insurance: 8.5%
 6,600    Frontier Insurance Group, Inc.................              148,913
 1,400    General Re Corp...............................              354,900
 5,000    NAC Re Corp...................................              266,875
                                                                    ---------
                                                                      770,688
                                                                    ---------
          Media and Entertainment: 2.4%
 5,000    MediaOne Group, Inc.*.........................              219,687
                                                                    ---------

                        The Matterhorn Growth Fund, Inc.

-------------------------------------------------------------------------------
Shares                                                             Market Value
-------------------------------------------------------------------------------
          Newspapers: 1.9%
 3,500    Media General, Class A........................            $ 170,625
                                                                    ---------
          Office Equipment: 9.5%
 3,500    LSI Logic Corp.*..............................               80,718
 3,000    Motorola Inc..................................              157,687
 7,000    Sun Microsystems, Inc.*.......................              304,063
 3,100    Xerox Corp....................................              315,038
                                                                    ---------
                                                                      857,506
                                                                    ---------
          Oils: 4.3%
 3,000    Equitable Resources, Inc......................               91,500
 5,000    Texaco Inc....................................              298,437
                                                                    ---------
                                                                      389,937
                                                                    ---------
          Pharmaceuticals: 13.3%
 6,000    Eli Lilly & Co................................              396,375
 6,000    Johnson & Johnson.............................              442,500
 6,000    Smithkline Beecham ADR........................              363,000
                                                                    ---------
                                                                    1,201,875
                                                                    ---------
          Pollution Control: 2.5%
 8,000    U.S. Filter Corp.*............................              224,500
                                                                    ---------
          Railroads: 2.5%
 5,000    Union Pacific Corp............................              220,625
                                                                    ---------
          Restaurants: 3.9%
15,000    Wendy's International.........................              352,500
                                                                    ---------
          Retail: 1.6%
12,000    Heilig Meyers Co..............................              147,750
                                                                    ---------
          Service Related: 3.0%
 8,000    First Data Corp...............................              266,500
                                                                    ---------
4

                        The Matterhorn Growth Fund, Inc.

-------------------------------------------------------------------------------
Shares                                                             Market Value
-------------------------------------------------------------------------------

          Telecommunication: 8.5%
 8,000    Ameritech Corp.................................          $  359,000
10,000    SBC Communications.............................             400,000
   137    U.S. West Inc..................................               6,418
                                                                   ----------
                                                                      765,418
                                                                   ----------

          Total Common Stocks (cost $7,901,339)..........           8,712,330
                                                                   ----------
Principal
Amount     REPURCHASE AGREEMENT: 3.8%
--------------------------------------------------------------------------------
$350,000  Star Bank Repurchase Agreement, 5.2%,
          due 7/1/1998, collateralized by $355,000
          GNMA, 5.5%, due 5/20/2024 (proceeds $350,050)
          (cost $350,000)................................             350,000
                                                                   ----------

          Total Investment in Securities (cost
          $8,251,339+): 100.4%...........................           9,062,330
          Liabilities in excess of other assets: (0.4)%..             (39,169)
                                                                   ----------
          Total Net Assets: 100.0%.......................          $9,023,161
                                                                   ==========
*Non-income producing security.

+ At June 30, 1998, the cost of securities for Federal tax purposes was the same. Unrealized appreciation and depreciation of securities, based on cost for Federal income tax purposes, were as follows:

           Gross unrealized appreciation.................          $1,130,218
           Gross unrealized depreciation.................            (319,227)
                                                                   ----------
                   Net unrealized appreciation...........          $  810,991
                                                                   ==========


See Notes to Financial Statements.

                        The Matterhorn Growth Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES at June 30, 1998
--------------------------------------------------------------------------------
 ASSETS
      Investments in securities, at value (identified
         cost $8,251,339)........................................    $9,062,330
      Cash.......................................................            87
      Receivables for dividends and interest.....................        11,496
      Prepaid expenses...........................................         5,901
      Other assets...............................................         2,131
                                                                     ----------
                  Total assets ..................................     9,081,945
                                                                     ----------

LIABILITIES
      Due to Advisor (Note 3)....................................         7,870
      Due to Distributors (Note 3)...............................         1,967
      Other accrued expenses.....................................        48,947
                                                                     ----------
                  Total liabilities..............................        58,784
                                                                     ----------

NET ASSETS     ..................................................    $9,023,161
                                                                     ==========

      Net asset value, offering and redemption price per share
        ($9,023,161/1,238,176 shares outstanding;
        100,000,000 shares authorized with $.001 par value) .....         $7.29
                                                                          =====
COMPONENTS OF NET ASSETS
      Paid-in capital............................................    $7,177,180
      Accumulated net investment loss............................      (120,551)
      Accumulated net realized gain on investments...............     1,155,541
      Net unrealized appreciation on investments.................       810,991
                                                                     ----------
                  Net assets ....................................    $9,023,161
                                                                     ==========

See notes to Financial Statements.

                        The Matterhorn Growth Fund, Inc.

STATEMENT OF OPERATIONS - Year Ended June 30, 1998
--------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends............................................     $ 175,415
            Interest ............................................        36,818
                                                                      ---------
                  Total investment income .......................       212,233
                                                                      ---------
      Expenses
            Advisory fees (Note 3)...............................        91,148
            Transfer agent fees..................................        40,901
            Administration fee (Note 3)..........................        40,000
            Officer's salary.....................................        29,610
            12b-1 expense (Note 3)...............................        22,787
            Auditing fees........................................        19,358
            Accounting fees......................................        18,577
            Registration fees....................................        15,984
            Reports to shareholders..............................        13,376
            Directors' fees......................................        11,408
            Custody fees.........................................        10,305
            Legal fees...........................................         7,985
            Insurance............................................         1,000
            Miscellaneous........................................        10,345
                                                                      ---------
                  Total expenses.................................       332,784
                                                                      ---------
                  Net investment loss   .........................      (120,551)
                                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain on investments...........................     1,374,530
      Net change in unrealized appreciation of investments.......      (278,775)
                                                                      ---------
        Net realized and unrealized gain on investments..........     1,095,755
                                                                      ---------
          Net Increase in Net Assets Resulting from Operations ..     $ 975,204
                                                                      =========

See notes to Financial Statements.

                        The Matterhorn Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                      Year             Year
                                                                                      Ended            Ended
                                                                                  June 30, 1998    June 30, 1997
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss.......................................................          $ (120,551)      $ (107,624)
Net realized gain on investments .........................................           1,374,530          271,540
Net change in unrealized appreciation of investments......................            (278,775)         751,797
                                                                                    ----------       ----------
      Net increase in net assets resulting from operations ...............             975,204          915,713
                                                                                    ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM

Net realized gain on investments..........................................            (345,985)      (1,051,231)
                                                                                    ----------       ----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold.................................................             491,467          889,719
Net asset value of shares issued on reinvestment of distributions.........             320,389          985,471
Cost of shares redeemed...................................................          (1,630,737)      (1,342,657)
                                                                                    ----------       ----------
      Net increase (decrease) from capital share transactions ............            (818,881)         532,533
                                                                                    ----------       ----------

            Total increase (decrease) in net assets ......................            (189,662)         397,015

NET ASSETS

Beginning of year.........................................................           9,212,823        8,815,808
                                                                                    ----------       ----------
End of year ..............................................................          $9,023,161       $9,212,823
                                                                                    ==========       ==========

CHANGE IN SHARES

Shares sold ..............................................................              69,763          134,740
Shares issued on reinvestment of distributions............................              47,819          158,947
Shares redeemed...........................................................            (230,954)        (201,491)
                                                                                    ----------       ----------
Net increase (decrease)...................................................            (113,372)          92,196
                                                                                    ==========       ==========

See notes to Financial Statements.

                        The Matterhorn Growth Fund, Inc.

FINANCIAL HIGHLIGHTS - For a capital share outstanding throughout each period
--------------------------------------------------------------------------------

                                                                               Years Ended June 30,
                                                               ----------------------------------------------------
                                                               1998       1997      1996(a)     1995       1994
                                                               ----       ----      -------     ----       ----
Net asset value, beginning of year......................      $ 6.82     $ 7.00     $ 6.88     $ 5.87     $ 7.09
                                                              ------     ------     ------     ------     ------
Income from investment operations:
   Net investment loss .................................        (.11)      (.07)      (.12)      (.17)      (.17)
   Net realized and unrealized gain on investments......         .85        .74        .85       1.28        .71
                                                              ------     ------     ------     ------     ------
Total from investment operations........................         .74        .67        .73       1.11        .54
                                                              ------     ------     ------     ------     ------
Less distributions:
   From net realized gains..............................        (.27)      (.85)      (.61)      (.10)     (1.76)
                                                              ------     ------     ------     ------     ------
Total distributions.....................................        (.27)      (.85)      (.61)      (.10)     (1.76)
                                                              ------     ------     ------     ------     ------
Net asset value, end of year............................      $ 7.29     $ 6.82     $ 7.00     $ 6.88     $ 5.87
                                                              ======     ======     ======     ======     ======

Total return ...........................................       11.22%     10.81%     11.60%     19.32%      5.60%
Ratios/supplemental data:
Net assets, end of year (000's omitted).................      $9,023     $9,213     $8,816     $8,993     $8,201
Ratio to average net assets:
   Expenses (excluding interest) .......................        3.65%      4.00%      4.21%      4.62%      4.87%
   Interest expense.....................................         .00        .00        .02        .56        .14
                                                              ------     ------     ------     ------     ------
   Total expenses, net of reimbursement.................        3.65%      4.00%**    4.23%      5.18%      5.01%
                                                              ======     ======     ======     ======     ======
   Net investment loss..................................       (1.32)%    (1.23)%    (1.64)%    (2.50)%    (2.77)%
                                                              ======     ======     ======     ======     ======

Portfolio turnover rate ................................      115.28%    137.38%     88.32%     72.11%    160.06%

(B) BANK LOANS
Amount outstanding at end of year (000's omitted).......      $   --     $   --     $   --     $  366     $   27
Average amount of bank loans outstanding during
      the year (monthly average) (000's omitted)........      $   --     $   --     $   12     $  456     $   44
Average number of shares outstanding during
      the year (monthly average) (000's omitted)*.......          --         --      1,306      1,369      1,268
Average amount of debt per share during
      the year..........................................      $   --     $   --     $  .01     $  .33     $  .03

* Based on average month-end shares outstanding.

** In the absence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.

(a) On March 15, 1996, the investment adviser changed, and Matterhorn Asset Management Corporation became the Fund's investment adviser.

See notes to Financial Statements.

                        The Matterhorn Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         The Matterhorn Growth Fund, Inc. (the "Fund") is a Maryland corporation incorporated on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The  following  is  a  summary  of  significant   accounting   policies
consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities are valued daily based upon latest closing market prices for those securities traded on national securities exchanges, or if there has been no sale that day at the mean between the last bid and asked prices, and at the closing bid price for those securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities and assets are valued at fair value, as determined in good faith by the Board of Directors. There were no such securities requiring valuation by the Board of Directors held during the year ended June 30, 1998.

      B. Equity Option Contracts. When the Fund writes a call option, the premiums received are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised prior to expiration, the premium received is treated as realized gain. If the written option is exercised, the premium received is added to the sale proceeds of the underlying security.

           The premium paid by the Fund for the purchase of an option is included as an investment and is marked-to-market daily to reflect the current value of the option purchased. If the purchased option is not exercised prior to expiration, the premium paid is treated as realized loss. If the Fund exercised a call option, the cost of the security is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

      C. Security Transactions and Related Investment Income. Securities transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The cost of securities sold is determined on a first-in, first-out basis for both financial statement and federal income tax purposes.

           It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.
10

                        The Matterhorn Growth Fund, Inc.

--------------------------------------------------------------------------------
      D. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

      E. Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      F. Use of Estimates. The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
           Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      A. Investment Advisory Agreements. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets.

           The Fund is responsible for its own operating expenses, as defined. The Adviser agreed until March 15, 1998, to reimburse the Fund to the extent that the Fund's operating expenses (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses), exceeded 4% of the Fund's average net assets. No reimbursement was required for the year.

      B. Distribution Agreements. Bainbridge Securities Inc. ("Bainbridge") and Cumberland Brokerage Corporation ("Cumberland") act as co-distributors for shares of the Fund pursuant to a Distribution Agreement. Bainbridge and Cumberland are affiliates of the Adviser.

      C. Distribution Plan. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge and Cumberland an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge and Cumberland as compensation for their services rendered.

      D. Administration Agreement. Pursuant to an administration agreement with Investment Company Administration Corporation ("Administrator" or "ICAC"), the Fund pays ICAC for its services a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

                        The Matterhorn Growth Fund, Inc.

--------------------------------------------------------------------------------

      E. Other. The Fund pays each Director who is not an "interested person" a $300 attendance fee and any expenses incurred to attend the meetings. Prior to December 5, 1997, the Fund paid each Director an attendance for of $250. Total fees paid to Directors for year ended June 30, 1998 are included in the "Statement of Operations".

           Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and co-distributors.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended June 30, 1998, purchases and sales of securities other than short-term securities aggregated $9,620,696 and $9,570,231, respectively.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Matterhorn Growth Fund, Inc.

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc. as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                MCGLADREY & PULLEN, LLP


New York, New York
July 24, 1998

                               INVESTMENT ADVISER

                     Matterhorn Asset Management Corporation
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067



                                 CO-DISTRIBUTORS

                           Bainbridge Securities Inc.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                        Cumberland Brokerage Corporation
                                614 Landis Avenue
                           Vineland, New Jersey 08360



                                    CUSTODIAN

                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202



                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Happauge, New York 11788
                                 1-800-637-3901

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                                      THE
                                   MATTERHORN
                                     GROWTH
                                   FUND, INC.


                                 Annual Report

                                 June 30, 1998